Exhibit 10.5

THIS WARRANT AND THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

SERIES A-1 WARRANT TO PURCHASE

SHARES OF SERIES A CONVERTIBLE PRERFERRED STOCK

OF

NASCENT WINE COMPANY, INC.

Expires July 3, 2010

No.: W-A-1-07-
Date of Issuance: July 3, 2007
Number of Series A Preferred Shares:

FOR VALUE RECEIVED, the undersigned, Nascent Wine Company, Inc., a Nevada corporation (together with its successors and assigns, the “Issuer”), hereby certifies that                                                                or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to                                       (            ) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Series A Convertible Preferred Stock of the Issuer (the “Series A Preferred Stock”), at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.  The designation, rights, preferences and other terms and provisions of the Series A Convertible Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit A (the “Certificate of Designation”).  Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 5 hereof.

1.             Term.  The term of this Warrant shall commence on July 3, 2007 and shall expire at 6:00 p.m., eastern time, on July 3, 2010 (such period being the “Term”).

2.                                       Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a)           Time of Exercise; Automatic Exercise Date.  The purchase rights represented by this Warrant may be exercised in whole or in part during the Term.  On such date (i) the Board of Directors of the Issuer consents to an acquisition (a “Potential Acquisition”) by the Company, in accordance with Section 3.26 of the Purchase Agreement, and (ii) the Holder consents to the Potential Acquisition, using its good faith business judgment (each, an “Automatic Exercise Date”), all or a portion of the Warrant shall automatically and without any action on the part of the Holder be exercised for the Warrant Stock; provided, however, that only that portion of the Warrant must be exercised which has an aggregate Warrant Price equal to the consideration needed to fund the Potential Acquisition; provided, however, that if only a portion of the Warrant is exercised pursuant to this Section 2(a), the Term of the Warrant shall continue in accordance with Section 1 hereof.

(b)           Method of Exercise.  The Holder hereof may exercise this Warrant, in whole or in part, by delivering the exercise form attached hereto duly executed at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable by certified or official bank check or by wire transfer to an account designated by the Issuer.  The Issuer shall file the Certificate of Designation with the Secretary of State of the State of Nevada promptly upon the initial exercise of this Warrant by the Holder.

(c)           Issuance of Series A Preferred Stock Certificates.  In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise.  The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised.  With respect to partial exercises of this Warrant, the Issuer shall keep written records for the Holder of the number of shares of Warrant Stock exercised as of each date of exercise.

(d)           Transferability of Warrant.  Subject to Section 2(f) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer.  If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange.  All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(e)           Continuing Rights of Holder.  The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(f)            Compliance with Securities Laws.

(i)            The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii)           This Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE RESTRICTED SECURITIES AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (A) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (B) IN COMPLIANCE WITH RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR (C) PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED.

(g)           Accredited Investor Status.  In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

3.             Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a)           Stock Fully Paid.  The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer.  The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a number of authorized but unissued shares of Series A Preferred Stock equal to at least one hundred (100%) percent of the number of shares of Series A Preferred Stock issuable upon exercise of this Warrant.

(b)           Reservation.  If any shares of Series A Preferred Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.

(c)           Covenants.  The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof.  Without limiting the generality of the foregoing, the Issuer will (i) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (ii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Series A Preferred Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d)           Loss, Theft, Destruction of Warrants.  Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Series A Preferred Stock.

(e)           Payment of Taxes.  The Issuer will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

4.             Intentionally Omitted.

5.             Definitions.  For the purposes of this Warrant, the following terms have the following meanings:

“Articles of Incorporation” means the Articles of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Automatic Exercise Date” shall have the meaning set forth in Section 2(a).

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant.  The term “Holder” means one of the Holders.

“Issuer” means Nascent Wine Company, Inc., a Nevada corporation, and its successors.

“Majority Holders” means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

“Original Issue Date” means July     , 2007.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental

Authority or other entity of whatever nature.

“Purchase Agreement” means the Series A Convertible Preferred Stock Purchase Agreement dated as of July    , 2007, among the Issuer and the Purchasers.

“Purchasers” means the purchasers of the Series A Convertible Preferred Stock and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrants” means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions hereof.

“Warrant Price” means $0.40.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means the shares of Series A Preferred Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

6.             Amendment and Waiver.  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 6 without the consent of the Holder of this Warrant.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

7.             Governing Law; Jurisdiction.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted.  The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.  The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

8.             Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Issuer:	Nascent Wine Company, Inc.
2355 Paseo de las Americas
San Diego, California 92154
Attention: Sandro Piancone
Tel. No.: (619) 661-0458
Fax No.: (619) 661-9735

with copies (which copies
shall not constitute notice)

to:	The Law Offices of Gary A. Agron
5445 DTC Parkway
Suite 520
Greenwood Village, CO 80111
Attention: Gary A. Agron
Tel. No.: (303) 770-7254
Fax No.: (303) 770-7257

If to any Holder:	At the address of such Holder set forth in the Purchase Agreement.

with copies (which copies
shall not constitute notice)
to:	Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Christopher S. Auguste
Tel. No.: (212) 715-9100
Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

9.             Warrant Agent.  The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

10.           Remedies.  The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

11.           Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

12.           Modification and Severability.  If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency.  If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

13.           Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

14.           Demand Registration Rights.

(a)           The Majority Holders may make a written request to the Issuer (a “Demand Notice”) for registration under the Securities Act (a “Demand Registration”), pursuant to this Section 14 of all of its shares of Common Stock issuable upon conversion of the Warrant Stock issuable upon exercise of this Warrant (the “Registrable Securities”); provided, however, that the Issuer shall not be obligated to effect more than two Demand Registrations pursuant to this Section 14 (which registration shall be made on Form SB-2, or a successor form thereto, if available for use by the Issuer).  The Issuer shall use its reasonable best efforts to file a registration statement under the Securities Act providing for the resale of all of the Registrable Securities within thirty (30) days following delivery of the Demand Notice (the “Filing Date”) and have it declared effective within ninety (90) days following delivery of the Demand Notice (the “Effectiveness Date”).  The Issuer agrees to use its reasonable best efforts to keep any such registration statement continuously effective for resale of the Registrable Securities for so long as the Majority Holders shall request, but in no event shall the Issuer be required to maintain the effectiveness of such registration statement later than the date that the Registrable Securities may be offered for resale to the public pursuant to Rule 144(k) (the “Effectiveness Period”).

(b)           The Majority Holders may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to the Issuer revoking such request.  If the Majority Holders shall revoke any demand for registration or such Demand Registration otherwise fails to become effective as a result of any action or inaction by such Majority Holders, the Majority Holders shall count such revoked demand as one completed demand for registration pursuant to this Section 14.

(c)           A Demand Registration requested pursuant to this Section 14 will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act and remained effective for a period of ninety (90) days following the effective date of such registration statement.

(d)           The Issuer and the Holder agree that the Holder will suffer damages if the registration statement is not filed on or prior to the Filing Date and not declared effective by the SEC on or prior to the Effectiveness Date.  The Issuer and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the registration statement is not filed on or prior to the Filing Date, or (B) the registration statement is not declared effective by the SEC on or prior to the Effectiveness Date, or (C) the Issuer fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) business days of the date that the Issuer is notified (orally or in writing, whichever is earlier) by the SEC that a registration statement will not be “reviewed,” or not subject to further review, or (D) the registration statement is filed with and declared effective by the SEC but thereafter ceases to be effective at any time prior to the expiration of the Effectiveness Period, or (E) trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or delisted from the principal exchange on which the Common Stock is then traded for any reason for more than three (3) business days in the aggregate (any such failure or breach being referred to as an “Event,” and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such three (3) business day period is exceeded, or for purposes of clause (D) after more than fifteen (15) business days, or for purposes of clause (E) the date on which such three (3) business day period is exceeded, being referred to as “Event Date”), the Issuer shall pay an amount as liquidated damages to the Holder, payable in cash, equal to one and one-half percent (1.5%) of the aggregate Warrant Price paid pursuant to the exercise of this Warrant for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; provided, however, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this Section 13(d) exceed an aggregate of fifteen percent (15%) of the aggregate Warrant Price paid pursuant to the exercise of this Warrant.  Liquidated damages payable by the Issuer pursuant to this Section 13(d) shall be payable on the first (1st) business day of each thirty (30) day period following the Event Date.

(e)           The rights contained in this Section 14 shall survive the expiration or termination of this Warrant.

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IN WITNESS WHEREOF, the Issuer has executed this Series A-1 Warrant as of the day and year first above written.

NASCENT WINE COMPANY, INC.

By:
Name:
Title:

EXERCISE FORM
SERIES A-1 WARRANT

NASCENT WINE COMPANY, INC.

The undersigned                         , pursuant to the provisions of the within Warrant, hereby elects to purchase          shares of Series A Preferred Stock of Nascent Wine Company, Inc. covered by the within Warrant.

Dated:	Signature

Address

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

ASSIGNMENT

FOR VALUE RECEIVED,                           hereby sells, assigns and transfers unto                                   the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint                         , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED,                           hereby sells, assigns and transfers unto                             the right to purchase                 shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint                            , attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-       canceled (or transferred or exchanged) this          day of            ,          , shares of Warrant Stock issued therefor in the name of                       , Warrant No. W-         issued for         shares of Warrant Stock in the name of                           .

EXHIBIT A

Certificate of Designation of the Series A Convertible Preferred Stock